UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  December 26, 2001

                          IRWIN HOME EQUITY LOAN TRUST 2001-2
                      Home Equity Loan-Backed Term Notes, 2001-2


New York (governing law of           333-43091-10            N/A
Pooling and Servicing Agreement)    (Commission            IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000


         (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On December 26, 2001 a distribution was made to holders of IRWIN HOME EQUITY LOAN TRUST 2001-2, Home Equity Loan-Backed Term Notes, 2001-2



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Irwin Home Equity Loan-Backed Term Notes, Series 2001-2, relating to the December 26, 2001 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           IRWIN HOME EQUITY LOAN TRUST 2001-2
                        Home Equity Loan-Backed Notes, Series 2001-2

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Officer
              By:   Beth Belfield, Officer
              Date: 01/10/2002


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Irwin Home Equity Loan-Backed Term Notes, Series 2001-2, relating to the December 26, 2001 distribution.






Irwin Home Equity Loan-Backed Term Notes Series 2001-2
Master Servicer Certificate
Remittance Date:     12/26/2001


Certificate Summary






                                             Noteholder Distribution Summary

                                              Beginning          Interest           Principal          Aggregate           Ending
                          Note                   Note           Distribution       Distribution        Distribution          Note
Class of Notes            Rate                  Balance            Amount             Amount              Amount            Balance

I A-1                   2.32000%             $ 60,990,238.47    $ 117,914.46      $ 3,034,764.96    $ 3,152,679.42  $ 57,955,473.51
I A-2                   5.45000%              115,000,000.00      522,291.67                -           522,291.67   115,000,000.00
------------------------------------------------------------------------------------------------------------------------------------
II A-1                  2.32000%               69,827,388.66      134,999.62        2,903,618.66      3,038,618.27    66,923,770.01
II A-2                  4.35000%               26,949,000.00       97,690.13                -            97,690.13    26,949,000.00
II A-3                  4.85000%               50,846,000.00      205,502.58                -           205,502.58    50,846,000.00
II A-4                  5.68000%               31,104,000.00      147,225.60                -           147,225.60    31,104,000.00
II A-5                  6.52000%               41,796,000.00      227,091.60                -           227,091.60    41,796,000.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
III A-1                 2.45000%              125,416,528.89      256,058.75        2,955,155.07      3,211,213.82   122,461,373.82
Variable Funding Notes  2.45000%                        -               -                   -                 -                -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
A-IO Term Notes (1)    10.00000%              54,112,000.00      450,933.33       NA                   450,933.33    54,112,000.00
------------------------------------------------------------------------------------------------------------------------------------

M-1                     2.97500%               53,022,000.00      131,450.38                -           131,450.38    53,022,000.00
M-2                     3.35000%               43,904,000.00      122,565.33                -           122,565.33    43,904,000.00
B                       4.10000%               43,904,000.00      150,005.33                -           150,005.33    43,904,000.00
====================================================================================================================================
                                            $ 662,759,156.02  $ 2,563,728.78      $ 8,893,538.69   $ 11,457,267.46 $ 653,865,617.33

(1) Class A-IO Term Note Balance is Notional

                                                                Interest Period            Interest Period        Number of Interest
                                               LIBOR                 Begin                        End                 Accrual Days
                                              2.10000%              11/26/01                   12/25/01                    30


                                Beginning     Prepayment Penalty   Excess Spread      Release of          Aggregate     Ending
                                 Balance          Distribution     Distribution  Overcollateralization   Distribution    Balance
Certificates              $    5,480,394.32      132,898.55              0.00            0.00        $   132,898.55    8,555,733.69






                       Noteholder Distribution Factors Summary (Per $1000 Original Principal Amount)

Class                      Original                   Interest       Principal           Aggregate        Ending
 of                        Note                       Distribution    Distribution       Distribution     Note
Notes                      Balance                                                                        Factor

I A-1                    $ 64,930,000.00             1.81602435        46.73902601       48.55505036      892.58391359
I A-2                     115,000,000.00             4.54166667         0.00000000        4.54166667    1,000.00000000
II A-1                     72,972,000.00             1.85001943        39.79086027       41.64087970      917.11574312
II A-2                     26,949,000.00             3.62500000         0.00000000        3.62500000    1,000.00000000
II A-3                     50,846,000.00             4.04166667         0.00000000        4.04166667    1,000.00000000
II A-4                     31,104,000.00             4.73333333         0.00000000        4.73333333    1,000.00000000
II A-5                     41,796,000.00             5.43333333         0.00000000        5.43333333    1,000.00000000
III A-1                   130,000,000.00             1.96968267        22.73196210       24.70164477      942.01056781
Variable Funding                    -                0.00000000         0.00000000        0.00000000        0.00000000
A-IO                       54,112,000.00             8.33333333                 NA        8.33333333                NA
M-1                        53,022,000.00             2.47916667         0.00000000        2.47916667    1,000.00000000
M-2                        43,904,000.00             2.79166667         0.00000000        2.79166667    1,000.00000000
B                          43,904,000.00             3.41666667         0.00000000        3.41666667    1,000.00000000
--------------------------------------------------------------------------------------------------------------
                        $ 674,427,000.00




                                                    Collateral Collections Summary
                                               Group I              Group II               Group III               Total
Aggregate Collections:                    $ 3,453,728.32        $ 5,119,807.54         $ 3,893,243.76        $ 12,466,779.62

Interest Collections                        1,468,364.76          3,220,240.77           1,212,196.75           5,900,802.28

Principal Collections                       1,985,363.56          1,899,566.77           2,681,047.01           6,565,977.34

Additional Balances Created (Group III)                                                    747,764.77
Additional Balances Purchased                                                              747,764.77
Additional Balance Differential                                                                  0.00
Net Principal Collections                   1,985,363.56          1,899,566.77           1,933,282.24           5,818,212.57
Net Principal Collections quotient by group  0.341232558           0.326486313            0.332281129
Principal Collections Distribution Amount                                                                       5,818,212.57

Prepayment Penalties Collected                                                                                    132,898.55
Purchase/Repurchase Price of any Mortgage Loans Purchased                                                               0.00
Liquidation Proceeds                                                                                                    0.00
Insurance Proceeds                                                                                                      0.00
Substitution Adjustment Amounts                                                                                         0.00
  less Servicing Fee                                                                                                467,770.32
Transfer from the Collection Acct. to the Trustee Collection Acct.                                            $11,384,143.08
Transfer from the Capitalized Interest Acct. to the Trustee Coll. Acct.                                           334,922.93
Total Available                                                                                               $11,719,066.01

Prepayment Interest Shortfall                                                                                     $20,979.56

Payments in Order of Priority (Section 3.05 of the Indenture)
Prepayment Penalties (due to the Certificate holders)                                                            $132,898.55
Payment to the Interests Rate Cap Counter Party                                                                   128,900.00
Class A and Class A-IO Note Interest Distribution                                                               2,159,707.73
Class M-1 Note Interest Distribution                                                                              131,450.38
Class M-2 Note Interest Distribution                                                                              122,565.33
Class B Note Interest Distribution                                                                                150,005.33
Class A Note Principal Collection Distribution Amount                                                           5,818,212.57
Class M-1 Note Principal Collection Distribution Amount                                                                 0.00
Class M-2 Note Principal Collection Distribution Amount                                                                 0.00
Class B Note Principal Collection Distribution Amount                                                                   0.00
Class A Note Liquidation Loss Distribution Amount                                                                       0.00
Class M-1 Note Liquidation Loss Distribution Amount                                                                     0.00
Class M-2 Note Liquidation Loss Distribution Amount                                                                     0.00
Class B Note Liquidation Loss Distribution Amount                                                                       0.00
Class A Note Overcollateralization Increase Amount                                                              3,075,326.12
Class M-1 Note Overcollateralization Increase Amount                                                                    0.00
Class M-2 Note Overcollateralization Increase Amount                                                                    0.00
Class B Note Overcollateralization Increase Amount                                                                      0.00
Payments to the Indenture Trustee and the Administrator of any unpaid expenses                                          0.00
Class A Note Interest Carry-Forward Amounts (with interest thereon)                                                     0.00
Class M-1 Note Interest Carry-Forward Amounts (with interest thereon)                                                   0.00
Class M-2 Note Interest Carry-Forward Amounts (with interest thereon)                                                   0.00
Class B Note Interest Carry-Forward Amounts (with interest thereon)                                                     0.00
Payments of any remaining amounts to the Certificate holders                                                            0.00
Total Distributions from Trustee Collection Account                                                           $11,719,066.01

Excess Spread                                                                                                 $ 3,075,326.12


                                                            POOL SUMMARY

                                                          Group I             Group II         Group III           Total
Beginning Pool Balance                               $ 173,725,794.40   $ 281,295,944.18  $ 131,478,110.22  $  586,499,848.80
  Original Beginning Pool Balance                    $ 143,564,003.40   $ 239,063,766.49  $ 125,075,338.01  $  507,703,107.90
  Balance Added Due to Prefunding Delivery           $  30,161,791.00   $  42,232,177.69  $   6,402,772.21  $   78,796,740.90
Ending Pool Balance                                  $ 171,740,430.84   $ 279,396,377.41  $ 129,544,827.98  $  580,681,636.23


Beginning # of Mortgage Loans                                   3,929              6,638             3,241             13,808
  Original Beginning # of Mortgage Loans                        3,260              5,647             3,022             11,929
  # of Loans Added Due to Prefunding Delivery                     669                991               219              1,879
Ending # of Mortgage Loans                                      3,884              6,599             3,180             13,663
                                                            1,985,364          1,899,567         1,933,282
Net Mortgage Interest Rate                                    10.172%            13.731%           10.490%            12.405%

Loans Removed from the Trust
      Number of loans                                                                                                    0.00
      Principal Balance                                          0.00               0.00              0.00               0.00

Current Period Liquidation Loss Amount                           0.00               0.00              0.00               0.00
Aggregate Liquidation Loss Amount                                0.00               0.00              0.00               0.00
Cumulative Liquidation Loss Percentage (Loss Test)                                                                       0.00%

Overcollateralization Summary                                                                   Loss Test Targets:
Overcollateralization Target Amount                     30,394,798.91                          Collection Period 36 - 48    9.50%
                                                                                               Collection Period 49 - 60   11.25%
Beginning Overcollateralization Amount                   5,480,394.32                          Collection Period 61 - 84   11.75%
Overcollateralization Increase Amount                    3,075,326.12                          Collection Period 85+       12.25%
Increase due to Subsequent Delivery                             13.25
Overcollateralization Release Amount                     8,555,733.69
Ending Overcollateralization Amount                                                       Loss Test Satisfied?                Yes

Rapid Amortization Event: None                                                     Senior Enhancement Percentage            21.89%
Servicing Default: None                                              17.75% of the Senior Enhancement Percentage             2.57%
                                                           3-Month Rolling Average 60-Day Delinquency Percentage             0.06%

                                                                                    Delinquency Test Stratified?               Yes

Pre-funding Account Summary                            Group I             Group II           Group III            Total
Beginning Account Balance                         $ 51,597,548.08    $ 30,142,153.46     $         0.00     $  81,739,701.54
Reinvestment Earnings (11/26/01 to 12/21/01)            69,083.69          40,357.17               0.00           109,440.87
   less Subsequent Mortgage Loans Purchased        (19,889,538.15)    (30,142,166.71)              0.00       (50,031,704.86)
   less Transfers to the Trustee Collection Acct.            0.00               0.00               0.00                 0.00
   less Transfers to the Capitalized Interest Acct.   ( 69,083.69)       ( 40,343.92)        (     0.00)         (109,427.62)
Ending Account Balance (as of 12/26/01)           $ 31,708,009.93    $          0.00     $         0.00    $   31,708,009.93

Next Payment Date a Subsequent Transfer Date?      Yes
Expected Subsequent Transfer Balance              $ 19,889,538.15    $ 30,142,166.71     $         0.00    $   50,031,704.86

Capitalized Interest Account Summary
Beginning Account Balance                        $     703,990.15
Reinvestment Earnings                                      854.58
Transfers from the Pre-funding Account                 109,427.62
   less Capitalized Interest Requirement              (334,922.93)
Subtotal                                         $     479,349.41
less Overfunded Capitalized Interest Amount to be
wired to the Transferror by the Indenture Trustee     (287,760.16)

Ending Account Balance                             $   191,589.25



Funding Account Summary
Beginning Account Balance                                    0.00
Advances Deposited                                 $   747,764.77
   less Advances Purchased                         $  (747,764.77)
Ending Account Balance                                       0.00


                                                           Delinquency Summary


Group I
                      Current                   30+ Days                  60+ Days                 90+ Days      Total over 60 Days
                #     Balance      %     #      Balance        %      #   Balance       %      #   Balance   %     #   Balance    %
Delinquent      NA       NA       NA     17      468,052    0.27%                   0.00%      1    55,157  0%     1   55,157    0%
Bankrupt         1     61,723      0%     2      102,875       0%     -       -        0%      -      -     0%     -      -      0%
REO             NA       NA       NA     NA        NA         NA      -       -        0%      -      -     0%     -      -      0%
Foreclosure     NA       NA       NA     NA        NA         NA      -       -        0%      -      -     0%     -      -      0%

Total            1     61,723      0%    19      570,926    0.33%                   0.00%      1    55,157  0%     1   55,157    0%


Group II
                      Current                    30+ Days                 60+ Days                 90+ Days      Total over 60 Days
                #     Balance      %      #      Balance        %     #   Balance       %      #   Balance   %     #   Balance    %
Delinquent      NA       NA       NA     40   1,798,040     0.64%     5   209,924   0.08%      3   113,403  0%     8  323,327    0%
Bankrupt         4    164,336    0.06%    1      34,275        0%     -       -        0%      -      -     0%     -     -       0%
REO             NA       NA       NA     NA        NA         NA      -       -        0%      -      -     0%     -     -       0%
Foreclosure     NA       NA       NA     NA        NA         NA                       0%      1    60,000  0%     1   60,000    0%

Total            4    164,336    0.06%   41   1,832,315     0.66%     5   209,924   0.08%      4   173,403  0%     9  383,327    0%


Group III
                      Current                   30+ Days                  60+ Days                90+ Days        Total over 60 Days
                #     Balance      %     #      Balance         %     #   Balance      %       #  Balance    %     #   Balance    %
Delinquent      NA       NA       NA     27     901,793     0.70%     6   281,599   0.22%      3  127,100 0.10%    9   408,699   0%
Bankrupt         7    304,471    0.24%    1      13,976        0%     1    52,590   0.04%      1   48,014    0%    2   100,605   0%
REO             NA       NA       NA     NA        NA          NA     -       -        0%      -    -        0%    -     -       0%
Foreclosure     NA       NA       NA     NA        NA          NA     -       -        0%      -    -        0%    -     -       0%

Total            7    304,471    0.24%   28     915,769     0.71%     7   334,190   0.26%      4  175,114 0.14%   11   509,304   0%



 Total
                      Current                   30+ Days                  60+ Days                 90+ Days       Total over 60 Days
                #     Balance      %     #      Balance         %     #   Balance      %       #   Balance   %     #   Balance    %
Delinquent      NA       NA       NA     84   3,167,885     0.55%    11   491,523   0.08%      7  295,660 0.05%    18  787,184    0%
Bankrupt        12    530,531    0.09%    4     151,126        0%     1    52,590   0.01%      1   48,014    0%     2  100,605    0%
REO             NA       NA       NA     NA        NA          NA     -       -        0%      -    -        0%     -     -       0%
Foreclosure     NA       NA       NA     NA        NA          NA                      0%      1   60,000    0%     1   60,000    0%

Total           12    530,531    0.09%   88   3,319,011     0.57%    12   544,114   0.09%      9  403,675 0.07%    21  947,788    0%



HLTV
                      Current                   30+ Days                  60+ Days                 90+ Days            120+ Days
                #     Balance      %     #      Balance        %      #   Balance       %      #   Balance   %     #   Balance    %
Delinquent      NA       NA       NA     47   2,031,972    0.59%     11   491,523   0.14%      4  161,903   0%     0     0       0%
Bankrupt         4    164,336    0.05%    1      34,275       0%      -       -        0%      -    -       0%     0     0       0%
REO             NA       NA       NA     NA        NA         NA      -       -        0%      -    -       0%     0     0       0%
Foreclosure     NA       NA       NA     NA        NA         NA      1                0%      1   60,000   0%     0     0       0%

Total            4    164,336    0.00%   48   2,066,247    0.60%     11   491,523   0.14%      5  221,903   0%     -     -       0%

                      150+ Days                  180+ Days
                #     Balance      %      #      Balance       %
Delinquent                        0%                          0%
Bankrupt                          0%                          0%
REO                               0%                          0%
Foreclosure                       0%                          0%

Total           -        -        0%      -          -        0%
